Exhibit 99.2 WORLDPAY, INC. 1Q18 Financial Results May 10, 2018 © 2018 Worldpay, Inc. All rights reserved. 1 © 2018 Worldpay, Inc. All rights reserved.

DISCLAIMER No Offer or Solicitation This presentation is provided for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Worldpay, Inc. (“Worldpay” or the “Company”) or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Neither the contents of Worldpay’s website, nor the contents of any other website accessible from hyperlinks on such websites, is incorporated herein or forms part of this document. Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “will,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The forward-looking statements contained in this presentation are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in the Company's filings with the U.S. Securities and Exchange Commission (the “SEC”) and include, but are not limited to: (i) our ability to adapt to developments and change in our industry; (ii) competition; (iii) unauthorized disclosure of data or security breaches; (iv) systems failures or interruptions; (v) our ability to expand our market share or enter new markets; (vi) our ability to successfully integrate the businesses of our predecessor companies; (vii) our ability to identify and complete acquisitions, joint ventures and partnerships; (viii) failure to comply with applicable requirements of Visa, MasterCard or other payment networks or changes in those requirements; (ix) our ability to pass along fee increases; (x) termination of sponsorship or clearing services; (xi) loss of clients or referral partners; (xii) reductions in overall consumer, business and government spending; (xiii) fraud by merchants or others; (xiv) changes in foreign currency exchange rates; (xv) a decline in the use of credit, debit or prepaid cards; (xvi) consolidation in the banking and retail industries; (xvii) geopolitical, regulatory, tax and business risks associated with our international operations; (xviii) the effects of governmental regulation or changes in laws; (xix) outcomes of future litigation or investigations; and (xx) our dual-listings with the NYSE and LSE. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. More information on potential factors that could affect the Company’s financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic reports filed with the SEC, including the Company’s most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC. Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. 2 © 2018 Worldpay, Inc. All rights reserved.

1Q18 FINANCIAL RESULTS Charles Drucker Philip Jansen Stephanie Ferris Executive Chairman & Co-Chief Executive Officer Chief Financial Officer Co-Chief Executive Officer 3 © 2018 Worldpay, Inc. All rights reserved.

STRONG 1Q18 RESULTS Net Revenue (millions) •  Exceeded expectations for net revenue and adjusted 1Q18 $851 net income per share Reported •  Strong business momentum 1Q17 $470 81% Growth continued across segments, including Technology 1Q18 Solutions net revenue $915 $915 growth of 20+% YoY on a 1Q18 pro forma basis Pro Forma $815 1Q17 $815 12% •  Achieved $10M in cost Growth synergies through 1Q18 seamless execution of our integration plan Adjusted Net Income Per Share •  Increasing FY 2018 guidance 1Q18 $0.81 to reflect 1Q outperformance Reported 1Q17 $0.68 19% Growth Pro Forma 1Q18 $0.81 4 © 2018 Worldpay, Inc. All rights reserved.

# 1Q18 SEGMENT UPDATE

## Technology Solutions Key Wins & Renewals

**Global E-Commerce:**
IDT Telecom, Paddy Power Betfair, PLAY-ASIA.com, Supernova, Viva Aerubus

**Integrated Payments:**
Lightspeed
Penn Station

**Pro Forma Net Revenue (Millions)**



1Q18
$366
1Q17
$283
29% Growth

## Merchant Solutions Key Wins & Renewals

**US:**
Arvest, Citizens Bank, Dominos

**UK:**
Hotel Chocolat, Marston's, Next, Reiss



1Q18
$466
1Q17
$446
5% Growth

## Issuer Solutions Key Wins & Renewals

Lindell Bank & Trust Co., PFCU, Savings Bank of Mendocino County



(4%) Change
1Q18
$82
1Q17
$86

© 2018 Worldpay, Inc. All rights reserved.

5

INTEGRATION UPDATE SEAMLESS EXECUTION DRIVEN BY COMPREHENSIVE EARLY PLANNING Achieved Key Focused on Q1 Milestones FY18/19 Goals •  Unified executives into •  Complete heritage WP global leadership team U.S. client migrations by UPDATE PHOTO 1H 2019 •  Integrated U.S. sales forces •  Generate revenue synergies in 2H19 by •  Completed successful converting growing beta migration of pipeline of global ecom hundreds of heritage WP clients U.S. clients onto our scaled U.S. platform •  Established global strategic eCommerce solutions team On-track to achieve $45 million in cost synergies in 2018; $200 million of cost synergies by the end of the third year post-close 6 © 2018 Worldpay, Inc. All rights reserved.

STRATEGY REVIEW Philip Jansen Co-Chief Executive Officer 7 © 2018 Worldpay, Inc. All rights reserved.

LEADING GLOBAL PAYMENTS TECHNOLOGY COMPANY Leader in large, Investing in Differentiated Compelling expanding global high-growth competitive advantages financial profile payments market segments •  Well-positioned in •  Global e-commerce •  Unmatched •  High-growth, recurring large and deep global •  Integrated payments global scale revenue stream payments industry •  High-growth verticals •  Broad and diverse •  Superior operating •  Market expansion •  Geographic distribution leverage driven by adoption of expansion •  Leading technology •  Highly cash electronic payments capabilities generative at a rapid pace around the world 8 © 2018 Worldpay, Inc. All rights reserved.

LEADER IN LARGE, GLOBAL SECULAR GROWTH MARKET Global payments revenue Leadership positions in US and 1 continues to accelerate 2.25 Europe; strong footholds in emerging 2 •  2011-17: 6% CAGR markets •  2017-21: 7% CAGR 1.74 Payments revenue, $ trillion 1.61 1.54 U.S. & 1.48 Asia Canada Europe Pacific 1.35 1.27 1.20 $5.2tn $3.0tn $11.4tn ~7% CAGR ~9% CAGR ~12% CAGR Middle East / Africa Latin America $0.3tn $0.6tn ~14% CAGR ~8% CAGR ‘15 Purchase Volume ’15-’25 CAGR % 2011 2012 2013 2014 2015 2016 2017 2021 North America Latin America Africa Europe Asia-Pacific 1McKinsey & Company; at fixed 2016 $ exchange rates, for the entire time series 2The Nilson Report (January 2017, issue 1102), McKinsey & Company 9 © 2018 Worldpay, Inc. All rights reserved.

# POSITIONED TO LEAD AND TRANSFORM ECOMMERCE

**eCommerce is fastest-growing payments segment**

- Volumes to double by 2020 at high-teens growth rate
- Strong secular growth powered by online adoption
- Cross-border eCommerce projected to grow at nearly twice as fast as broader eCommerce market, at ~25%
- Alternative and local payment methods gaining share

**Worldpay, Inc. uniquely positioned to win in eCommerce**

- Worldpay, Inc. #1 in cross-border eCommerce[1]
- Unrivaled technology and value-added services
- One-stop shop for global merchants

**Global eCommerce Volume ($tn)[2]**



Cross border
Domestic
2x+
2.0
4.0 - 4.5
~16% CAGR
~25% CAGR
~14% CAGR
2015
2020F

[1]Illustrative figure based on 2016 pro forma volume for the combined company as compared to select peers
[2]McKinsey & Co.

© 2018 Worldpay, Inc. All rights reserved.

worldpay 10

EXPANDING INTEGRATED PAYMENTS Pioneer in integrated payments Compelling growth opportunities •  Established leader in US •  Reinforce Worldpay’s position as partner of choice for US dealers and developers •  Unmatched capabilities −  1,000+ partners •  Follow existing US partners expanding overseas −  3,000+ integrations −  Strong position in attractive SMB segment •  Deepen UK and European presence as demand accelerates •  Differentiated products and value-added services 11 © 2018 Worldpay, Inc. All rights reserved.

FINANCIAL REVIEW Stephanie Ferris Chief Financial Officer 12 © 2018 Worldpay, Inc. All rights reserved.

COMPELLING FINANCIAL PROFILE •  40%+ of revenue from high-growth businesses High-growth, •  Resilient business with high visibility and predictability recurring •  Long-term contracts with diverse client base revenue stream •  High client retention rates Significant •  Superior cost structure creates industry leading margin profile operating leverage •  Scalability and cost efficiency creates opportunities for cost synergies •  High free cash flow conversion provides ample flexibility to de-lever, deploy capital strategically, and reinvest in high-growth segments Highly cash •  Low capex requirements generative •  Capital allocation priority to de-lever to 4x debt to EBITDA over next three to six quarters, invest in organic growth and M&A 13 © 2018 Worldpay, Inc. All rights reserved.

1Q18 HIGHLIGHTS 1Q18 Net Revenue Mix Pro Forma Results Results2 9% $ in millions except EPS 1Q181 1Q17 Growth 1Q18 1Q17 Growth Net Revenue $851 $470 81% $915 $815 12% 40% Technology Solutions $336 $162 107% $366 $283 29% Merchant Solutions $432 $224 93% $466 $446 5% 51% Issuer Solutions $82 $84 (2)% $82 $86 (4%) Adjusted Net Income $237 $135 76% $254 $201 26% Adjusted Net Income per share $0.81 $0.68 19% $0.81 NM NM Technology Solutions Merchant Solutions Issuer Solutions 1. Excludes Net revenue contribution from Worldpay Group plc for 15 days prior to the transaction closing January 16, 2018. Totals may not sum due to rounding. 2. Assumes Worldpay Group plc acquisition closed January 1, 2017 14 © 2018 Worldpay, Inc. All rights reserved.

2Q18 AND FY18 GUIDANCE 2Q 2018 Guidance FY 2018 Guidance Net Revenue (millions) $960 – $980 $3,810 – $3,900 GAAP Net Income Per Share $0.22 – $0.29 $0.53 – $0.75 Adjusted Net Income Per Share $0.93 – $0.96 $3.71 – $3.81 Guidance Assumptions •  Excludes heritage Worldpay contribution for the dates prior to the January •  Depreciation and amortization excluding intangibles 16, 2018 transaction close (i.e. Jan. 1-15, 2018) of $165-$175 million in 2018 •  Combined company guidance is based on an assumed exchange rate of •  $340-$350 million in interest expense in 2018 US dollar/pound sterling of $1.35 •  Effective tax rate of approximately 13%, including the new company’s tax •  $200 million estimated run-rate cost synergies by end of third year post structure and the impact of Tax Reform and Jobs Act of 2017 close; ~$45 million in cost synergies during 2018 •  305-315 million average diluted adjusted shares outstanding •  Capex of approximately $350 million, equal to ~9% of total revenue 15 © 2018 Worldpay, Inc. All rights reserved.

THE NEW WORLDPAY •  Exceeded expectations for net revenue and adjusted net income per share •  Strong business momentum continued across segments, including Technology Solutions net revenue growth of 20+% YoY on a pro forma basis •  Achieved $10M in cost synergies through seamless execution of our integration plan •  Increasing FY 2018 guidance to reflect 1Q outperformance 16 16 © 2018 Worldpay, Inc. All rights reserved.

Q&A 17 © 2018 Worldpay, Inc. All rights reserved.

18 © 2018 Worldpay, Inc. All rights reserved.

RESULTS RECONCILIATION Pro Forma Pro Forma Results Adjustments1 Results $ in millions except EPS 1Q18 1Q18 Net Revenue $851 $64 $915 Technology Solutions $336 $30 $366 Merchant Solutions $432 $34 $466 Issuer Solutions $82 - $82 Adjusted Net Income $237 $17 $254 Adjusted Net Income per share $0.81 - $0.81 Shares Outstanding (millions) 291 22 313 1. Adjustments to reconcile Worldpay Group plc amounts for the 15 days prior to transaction close on January 16, 2018, include adjustments to Net revenue of $64 million less $47 million in expenses for $17 million in Adjusted net income as well as an increase in the weighted average shares outstanding of 22 million shares. 19 © 2018 Worldpay, Inc. All rights reserved.